Exhibit 99.1

Contact:
Shelley Boxer
V.P. Finance
MSC Industrial Direct Co., Inc.
(516) 812-1216

Investors/Media:
Eric Boyriven/Jeannine Dowling
FD
(212) 850-5600

For Immediate Release

MSC INDUSTRIAL DIRECT CO., INC. DECLARES
REGULAR QUARTERLY DIVIDEND

Melville, NY, December 22, 2010 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM), “MSC” or the “Company,” one of the largest direct marketers and premier distributors of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout the United States, announced that its Board of Directors has declared its regular quarterly cash dividend of $0.22 per share.  The dividend is payable on January 25, 2011 to shareholders of record at the close of business on January 11, 2011.

About MSC Industrial Direct Co., Inc.
MSC Industrial Direct Co., Inc. is one of the largest direct marketers and premier distributors of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout the United States. MSC employs one of the industry’s largest sales forces and distributes approximately 600,000 industrial products from approximately 3,000 suppliers to approximately 320,000 customers.  In-stock availability is approximately 99%, with next day standard delivery to the contiguous United States on qualifying orders up until 8:00 p.m. Eastern Time.  MSC reaches its customers through a combination of approximately 22 million direct-mail catalogs, 96 branch sales offices, 973 sales people, the Internet and associations with some of the world's most prominent B2B eCommerce portals. For more information, visit the Company's website at http://www.mscdirect.com.

CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Statements in this Press Release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein which are not statements of historical facts and that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including statements about the expected benefits of the acquisition shall be deemed to be forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events, actual results and performance, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include, without limitation, problems with successfully integrating acquired operations, current economic, political and social conditions, changing customer and product mixes, financial restrictions on outstanding borrowings, industry consolidation, competition, general economic conditions in the markets in which the Company operates, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, the risk of war, terrorism and similar hostilities, dependence on the Company’s information systems and on key personnel, and the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits.  Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's reports on Forms 10-K, 10-Q and 8-K that the Company files with the U.S. Securities and Exchange Commission.  The forward-looking statements in this press release are based on current expectations and the Company assumes no obligation to update these forward-looking statements.

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